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                                                                    Exhibit 99.2



                                 CBS CORPORATION
                              EARNINGS INFORMATION
                                 SECOND QUARTER
                                   (unaudited)



(in millions except per share data)                               Three Months Ended      Six Months Ended
                                                                       June 30                June 30
                                                                  -----------------      -------------------
                                                                   1998       1997        1998        1997
                                                                  -----------------      -------------------
Revenues                                                          $1,484     $1,283      $3,433      $2,609

Operating expenses                                                (1,183)    (1,038)     (2,828)     (2,278)
Depreciation and amortization                                       (136)      (105)       (266)       (210)
Residual costs of discontinued businesses                            (38)       (36)        (76)        (71)

                                                                  ------     ------      ------      ------
Operating costs and expenses                                      (1,357)    (1,179)     (3,170)     (2,559)
                                                                  ------     ------      ------      ------

Operating profit                                                     127        104         263          50

Other income and expenses, net                                        12         16          17          57

Interest expense                                                     (85)      (102)       (160)       (203)
                                                                  ------     ------      ------      ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                  54         18         120         (96)

Income tax (expense) benefit                                         (48)       (29)        (95)         (7)

Minority interest                                                     (2)         -          (2)          1
                                                                  ------     ------      ------      ------

Income (loss) from Continuing Operations                               4        (11)         23        (102)
                                                                  ------     ------      ------      ------

Income (loss) from Discontinued Operations, net of income taxes        -         12           -         (48)
                                                                  ------     ------      ------      ------

Net Income (loss)                                                     $4         $1         $23       ($150)
                                                                  ======     ======      ======      ======




Dividend requirements for Series C preferred stock                     -         11           -          23

Net income (loss) applicable to common stock                          $4       ($10)        $23       ($173)
                                                                  ======     ======      ======      ======

Average shares outstanding - basic                                   701        604         700         596
Average shares outstanding - diluted                                 721        604         719         596

Basic earnings (loss) per common share:
   Continuing Operations                                           $0.01     ($0.04)      $0.03      ($0.21)
   Discontinued Operations                                         $0.00      $0.02       $0.00      ($0.08)
                                                                  ------     ------      ------      ------

   Basic earnings (loss) per common share                          $0.01     ($0.02)      $0.03      ($0.29)
                                                                  ======     ======      ======      ======

Diluted earnings (loss) per common share:
   Continuing Operations                                           $0.01     ($0.04)      $0.03      ($0.21)
   Discontinued Operations                                         $0.00      $0.02       $0.00      ($0.08)
                                                                  ------     ------      ------      ------

   Diluted earnings (loss) per common share                        $0.01     ($0.02)      $0.03      ($0.29)
                                                                  ======     ======      ======      ======